UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, reAlpha Tech Corp. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Streeterville Capital, LLC (the “Lender”) on August 14, 2024, pursuant to which the Company issued and sold a secured promissory note in favor of Lender (the “Note”) with an original principal balance of $5,455,000 maturing on February 14, 2026.

On July 23, 2025, the Company repaid the outstanding balance under the Note in full using cash on hand, including proceeds from the Company’s recent equity offerings. Such repayment was in the amount of $4,466,201.65 (inclusive of a 9% prepayment penalty) and fully satisfied all amounts due under the Note. In connection with the full repayment of the outstanding balance under the Note, the Company received from the Lender a certificate of full repayment and release of obligations (the “Certificate”) confirming that the Company has satisfied all of its obligations under the Note and that the Lender has released the Company and its subsidiaries from any further obligations or liabilities related to the Note and the Note Purchase Agreement.

As a result of this repayment in full, the Company has extinguished the financial obligation associated with the Note and the Note has been cancelled.

The foregoing descriptions of the Note Purchase Agreement, the Note and the Certificate in this Current Report on Form 8-K do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the Note Purchase Agreement, the Note and the Certificate, as applicable. A copy of the Note Purchase Agreement and the Note were previously filed as Exhibits 10.1 and 4.4, respectively, to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2024 and are incorporated herein by reference. A copy of the Certificate is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04 to the extent required.

Item 8.01. Other Events.

On July 23, 2025, the Company issued a press release announcing the repayment of the Note. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 8.01 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 8.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Secured Promissory Note, dated as of August 14, 2024 (previously filed as Exhibit 4.4 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 14, 2024).
10.1*	Certificate of Full Repayment and Release of Obligations, dated July 23, 2025.
10.2	Note Purchase Agreement, dated as of August 14, 2024 (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10- for the quarterly period ended June 30, 2024, filed with the SEC on August 14, 2024).
99.1**	Press Release, dated July 23, 2025.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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